Investor Presentation 2nd Quarter, 2024 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended March 31, 2024 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as "aim," “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” "guidance," “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward- looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward- looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the impact of business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and additional factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the period ended March 31, 2024 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.9 billion in assets and 92 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot 92 BRANCHES 1,511 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended March 31, 2024 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $65,057. Nonperforming loans, which consist of nonaccrual loans and loans delinquent 90 days and still accruing interest totaled $56,258. Balance Sheet Highlights ($ millions) Total Assets $ 18,871 Loans Held for Investment, Excluding Mortgage Warehouse 14,059 Mortgage Warehouse Loans 555 Total Deposits 15,672 Total Stockholders’ Equity 2,401 Profitability Metrics 1 Adjusted EPS $ 0.63 Adjusted ROAA 0.55 % Adjusted ROTCE 7.71 Adjusted Efficiency Ratio 71.63 Asset Quality Metrics 2 NPAs / Assets 0.34 % NPLs / Loans Held for Investment 0.40 NCOs (Annualized) — Capital Ratios Tier 1 Capital / RWA 9.94 % Total Capital / RWA 11.68 TCE / Tangible Assets 7.62 Tier 1 Capital / Avg. Assets 8.91 HEADQUARTERS McKinney, TX

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 39 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 9 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 31 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Michael B. Hobbs President & Chief Operating Officer 30 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. James P. Tippit Corporate Responsibility 19 years in financial services; 13 years at the company. John G. Turpen Chief Risk Officer 23 years in financial services; 3 years at the Company David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Paul B. Langdale Chief Financial Officer 14 years in financial services; 6 years at the company. Daniel W. Brooks Vice Chairman 42 years in financial services; 36 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 $18,258 $19,035 $18,871 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 24.5% CAGR Since 2013 (Total): 23.5%

NASDAQ: IBTX 8 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49%1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.41% 0.54% 0.63% 4.41% 4.15%4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.80%0.87% 0.95% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37%0.39% 0.24% 0.16% 0.24% 0.44%0.49% 0.29% 0.37% 0.40% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18%0.18% 0.16% 0.26% 0.05% 0.05% 0.14% 0.16% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43%0.46% 0.48%0.46% 0.49%0.49% 0.24% 0.26% 0.50% 0.62% 0.21% 0.31% 0.11% 0.06%0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07%0.05% 0.06% 0.04%0.01% 0.00% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended March 31, 2024. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. $4.46 $4.67 $5.21 $4.70 $1.04 $5.08 $4.87 $5.24 $5.02 $3.29 EPS (2) Adjusted EPS (1) 2019 2020 2021 2022 2023 53.01% 48.79% 51.30% 56.82% 86.44% 45.95% 46.04% 51.04% 54.20% 63.26% Efficiency Ratio Adjusted Efficiency Ratio (1) 2019 2020 2021 2022 2023 16.55% 14.93% 15.38% 14.23% 3.30% 18.85% 15.58% 15.46% 15.20% 10.37% ROTCE Adjusted ROTCE (1) 2019 2020 2021 2022 2023 1.32% 1.23% 1.21% 1.09% 0.23% 1.51% 1.28% 1.22% 1.16% 0.73% ROAA Adjusted ROAA (1) 2019 2020 2021 2022 2023 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.54 $1.00 $1.05 $1.32 $1.52 $1.52 2018 2019 2020 2021 2022 2023 $27.44 $28.99 $33.23 $35.25 $32.25 $32.90 $32.85 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Q 1 0 5 10 15 20 25 30 35 Delivering Shareholder Value 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($) We have focused on growing tangible book value per share since our IPO. Recently, tangible book value has been impacted by AOCI, stock repurchases, and litigation settlement expense. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company.

2024 Q1 Balance Sheet Details

NASDAQ: IBTX 12 Non-Owner Occupied CRE 78.6% Owner Occupied CRE 21.4% CRE 57.1% Mortgage Warehouse 3.8% 1-4 Family 11.7% 1-4 Family Construction 3.1% Consumer 0.5% C&I 15.0% Agricultural 0.8% Construction & Development 8.0% North Texas 35.2% Central Texas 13.1% Houston 25.3% Colorado 26.4% As of March 31, 2024: $14,059 Million LHFI 1 $555 Million Mortgage Warehouse 0.40% NPLs/LHFI 0.00% NCOs/Avg. Total Loans 2024 Q1 Annualized 263.85% Allowance/NPLs LOANS BY REGION (3/31/2024) LOAN COMPOSITION (3/31/2024) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 5.93% 2024 YTD Loan Yield

NASDAQ: IBTX 13 Land/Land Development 32.2% CRE Construction 41.0% SFR Construction 26.8% Retail 25.8%Office/ Warehouse 10.2% Industrial 5.3% Hotel/Motel 1.8% Multifamily 37.4% Healthcare 2.0% Misc. CRE 17.5% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (3/31/2024) C&D PORTFOLIO LOANS > $500 THOUSAND (3/31/2024) As of March 31, 2024: $1.6 Billion C&D Portfolio Size 80% C&D / Bank Regulatory Capital 97.7% Loans in IBTX Markets1 (Texas and Colorado) $2.2 Million Average Loan Size1 620 C&D Loans1 34.0% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 12.4% Office and Office Warehouse 18.7% Retail 30.2% Hotel/Motel 4.6% Industrial 11.7% Daycare/School 2.6% Healthcare 4.5% Church 1.4% Convenience Store 3.8% Mini Storage 1.5% Restaurant 2.0% Miscellaneous 3.9% Mixed Use (Non-Retail) 0.2% Dealerships 1.0% RV & Mobile Home Parks 1.5% Commercial Real Estate CRE COMPOSITION (3/31/2024) As of March 31, 2024: $8.4 Billion CRE Loans $33.1 Million Largest CRE Loan Size $1.7 Million Average CRE Loan Size 21.4% Owner Occupied

NASDAQ: IBTX 15 Retail CRE & C&D As of March 31, 2024: $2.7 Billion Retail Loan Portfolio Size $31.2 Million Largest Retail Loan 1,073 Total Retail Loans 73.5% Loans in IBTX Markets (Texas and Colorado) $2.5 Million Average Loan Size 153 Number of Loans >$5MM $10.0 Million Avg. Size of Loans >$5MM Strip Center 65.9% Big Box 1.4% Mixed Use 20.1% Free Standing / Single Tenant 12.6% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 3/31/2024

NASDAQ: IBTX 16 Office Non-Owner Occupied 51.4% Office Owner Occupied 15.9% Office/Warehouse Non- Owner Occupied 21.3% Office/Warehouse Owner Occupied 11.4% Office CRE & C&D As of March 31, 2024: $1.6 Billion Total Office CRE $22.9 Million Largest Office Loan $1.3 Million Average Loan Size 27.3% Owner Occupied 32.7% Office/Warehouse OFFICE CRE & C&D COMPOSITION 3/31/2024

NASDAQ: IBTX 17 Hotel Loans by Property Location 47.7% 37.4% 14.9% Texas Colorado Other Hotel & Motel Hotel Loans by Type 97.4% 2.6% CRE Construction & Development As of March 31, 2024: $389.4 Million Hotel & Motel Loan Portfolio Size $5.6 Million Average Loan Size 51.0% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 20.1% 73.8% 6.1% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of March 31, 2024: $641.3 Million Size of Energy Portfolio 99.3% / 0.7% E&P Loans / Services Loans 1.3% Energy Reserve / Energy Loans 4.6% Energy Loans / Total LHFI $ in millions Energy by Type (1) $636.7 $4.6 E&P Services (1) Energy assets are well-diversified by basin across the United States.

NASDAQ: IBTX 19 Year Ending $(9,000) $4,490 $4,130 $7,420 $5,187 $1,103 Provision expense Net charge-offs (recoveries) 2021 2022 2023 Quarter Ending $90 $220 $340 $3,480 $(3,200) $1,216 $(886) $437 $336 $40 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $ in Thousands 19 Provision & Net Charge-offs (Recoveries) 0.01% 0.00%0.04% 0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.01%0.04%0.06% (0.03)%

NASDAQ: IBTX 20 CRA —% Agency Securities 22.4% Tax-Exempt Municipals 22.6% Mortgage- Backed Securities 39.7% Taxable Municipals 1.8% U.S. Treasury Securities 11.4% Corporates 2.1% 21.9% 78.1% 54.5% 45.5% Securities Portfolio As of March 31, 2024: 2.28% QTD Yield 7.09 Duration in Years 9.3% of Total Assets $1.5 Billion AFS Portfolio Size $204.8 Million HTM Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 3/31/2024 HTM AFS HTM AFS

NASDAQ: IBTX 21 Period Ending $14,399 $15,554 $15,121 $15,723 $15,672 0.59% 0.29% 0.52% 2.40% 3.16% Deposits Average YTD Rate (3) 2020 2021 2022 2023 Q1 2024 (3) Average rate for total deposits 21 Deposit Mix, Uninsured Deposits & Pricing DEPOSIT MIX 3/31/2024 DEPOSIT GROWTH VS. AVERAGE RATE $ in Millions ($ in Millions) Total Ratio (1) Uninsured Deposits $ 6,299 40.2 % Adjusted Uninsured Deposits (2) 4,565 29.1 UNINSURED DEPOSITS 3/31/2024 (1) Calculated as a % of total deposits (2) Excludes $1,734M of fully collateralized preferred deposits in the public funds portfolio QTD Q4 2023 average rate for interest-bearing deposits: 4.03% Total cost of deposits QTD (3) Q1 2024: 3.16% Noninterest- Bearing Demand 21.1% Interest-Bearing Checking 24.9% Public Funds 13.0% Savings 3.3% Money Market 12.4% Brokered CDs 10.1% CDs < $100k 3.3% CDs > $100k 11.5% IRAs 0.4%

NASDAQ: IBTX 22 $3,461 $7,609 $2,503 $311 $1,839 $350 $— $3,228 $7,897 $2,406 $322 $1,819 $— $225 December 31, 2023 March 31, 2024 Branch Deposits - Non- Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds FHLB Advances BTFP 22 Funding Vertical Trends $ in Millions

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 10.33% 11.12% 10.09% 9.58% 9.60%9.12% 8.80% 9.49% 8.94% 8.91% 13.32% 13.67% 12.35% 11.57% 11.68% 8.60% 8.53% 7.72% 7.55% 7.62% 10.74% 11.52% 10.45% 9.93% 9.94% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/20 12/31/21 12/31/22 12/31/23 2024 Q1

2024 Q1 Results

NASDAQ: IBTX 25 2024 Q1 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $0.58 EPS $24.2 Million Net Income 0.51% Return on Average Assets 4.05% Return on Average Equity 11.68% Total Capital Ratio 8.91% Leverage Ratio Non-GAAP1 $0.63 Adj. EPS $26.0 Million Adj. Net Income 0.55% Adj. Return on Average Assets 4.36% Adj. Return on Average Equity 7.71% Adjusted Return on Tangible Equity 7.62% TCE Highlights • Net charge-offs of 0.00% annualized • Low nonperforming assets of 0.34% • Loan portfolio yield expanded by 10 basis points to 5.93% • Reduced borrowing balances to the lowest level in over a year • Total capital ratio grew by 11 basis points to 11.68%, and (non-GAAP) tangible common equity (TCE) ratio grew by 7 basis points to 7.62% • Opened first full-service branch in the San Antonio, Texas market on March 6, 2024

NASDAQ: IBTX 26 2024 Q1 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data March 31, 2024 December 31, 2023 March 31, 2023 Total Assets $18,871,452 $19,035,102 $18,798,354 LHFI, Excluding Mortgage Warehouse Loans 14,059,277 14,160,853 13,606,039 Mortgage Warehouse Loans 554,616 549,689 400,547 Total Deposits 15,671,715 15,723,035 14,055,687 Total Borrowings (Other Than Junior Subordinated Debentures) 496,975 621,821 2,137,607 Total Stockholders’ Equity 2,400,807 2,402,593 2,350,857 Selected Earnings and Profitability Data Net Interest Income $103,031 $106,305 $127,922 Net Interest Margin 2.42% 2.49% 3.17 % Noninterest Income $12,870 $10,614 $12,754 Noninterest Expense 88,473 95,125 189,380 Net Income (Loss) 24,150 14,859 (37,510) Adjusted Net Income 1 26,001 25,509 44,083 Basic Earnings (Loss) Per Share 0.58 0.36 (0.91) Adjusted Basic Earnings Per Share 1 0.63 0.62 1.07 Diluted Earnings (Loss) Per Share 0.58 0.36 (0.91) Adjusted Diluted Earnings Per Share 1 0.63 0.62 1.07 Return on Average Assets 0.51% 0.31% (0.83) % Adjusted Return on Average Assets 1 0.55 0.54 0.98 1 Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information NASDAQ: IBTX Investors & Analysts For more information, please contact: Paul B. Langdale Executive Vice President Chief Financial Officer (972) 562-9004 Email – Paul.Langdale@ifinancial.com

Appendix: Non-GAAP Reconciliations

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) March 31, 2024 December 31, 2023 March 31, 2023 Net Interest Income - Reported (a) $103,031 $106,305 $127,922 Provision for Credit Losses - Reported (b) (3,200) 3,480 90 Noninterest Income - Reported (c) 12,870 10,614 12,754 Gain on sale of loans (74) — — (Gain) loss on sale of other real estate (13) 1,797 — Loss (gain) on sale and disposal of premises and equipment — 22 (47) Recoveries on loans charged off prior to acquisition (5) (64) (117) Adjusted Noninterest Income (d) 12,778 12,369 12,590 Noninterest Expense - Reported (e) 88,473 95,125 189,380 Litigation settlement — — (102,500) OREO impairment (345) (3,015) (1,200) FDIC special assessment (2,095) (8,329) — Impairment of assets — — (802) Acquisition expense (1) — (27) (26) Adjusted Noninterest Expense (f) 86,033 83,754 84,852 Income Tax Expense (Benefit) - Reported (g) 6,478 3,455 (11,284) Net Income (Loss) - Reported (a) - (b) + (c) - (e) - (g) = (h) 24,150 14,859 (37,510) Adjusted Net Income (2) (a) - (b) + (d) - (f) = (i) $26,001 $25,509 $44,083 Average shares for basic EPS (j) 41,322,744 41,283,041 41,223,376 Average shares for diluted EPS (k) 41,432,042 41,388,564 41,316,798 Reported Basic Earnings (Loss) Per Share (h) / (j) $0.58 $0.36 $(0.91) Reported Diluted Earnings (Loss) Per Share (h) / (k) 0.58 0.36 (0.91) Adjusted Basic Earnings Per Share (i) / (j) 0.63 0.62 1.07 Adjusted Diluted EPS (i) / (k) 0.63 0.62 1.07 EFFICIENCY RATIO Amortization of other intangible assets (l) $3,075 $3,106 $3,111 Reported Efficiency Ratio (e - l) / (a + c) 73.68% 78.70% 132.41% Adjusted Efficiency Ratio (f - l) / (a + d) 71.63 67.96 58.17 PROFITABILITY (3) Total Average Assets (m) $18,938,008 $18,815,342 $18,228,521 Total Average Stockholders Common Equity (n) 2,398,573 2,344,652 2,380,421 Total Average Tangible Common Equity (4) (o) 1,356,042 1,299,026 1,325,475 Reported Return on Average Assets (h) / (m) 0.51% 0.31% (0.83)% Reported Return on Average Common Equity (h) / (n) 4.05 2.51 (6.39) Reported Return on Average Common Tangible Equity (h) / (o) 7.16 4.54 (11.48) Adjusted Return on Average Assets (5) (i) / (m) 0.55 0.54 0.98 Adjusted Return on Average Common Equity (5) (i) / (n) 4.36 4.32 7.51 Adjusted Return on Tangible Common Equity (5) (i) / (o) 7.71 7.79 13.49 (1) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition. (2) Assumes an adjusted effective tax rate of 21.2%, 18.9% and 20.7%, respectively. (3) Quarterly metrics are annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2023 2022 2021 2020 2019 Net Interest Income - Reported (a) $456,883 $558,208 $520,322 $516,446 $504,757 Unexpected income recognized on credit impaired acquired loans (1) — — — (3,209) (5,120) Adjusted Net Interest Income (b) 456,883 558,208 520,322 513,237 499,637 Provision for Credit Losses - Reported (c) 4,130 4,490 (9,000) 42,993 14,805 Noninterest Income - Reported (d) 51,109 51,466 66,517 85,063 78,176 Loss (gain) on sale of loans 14 1,844 (56) (356) (6,779) Gain on sale of branch — — — — (1,549) Gain on sale of trust business — — — — (1,319) Loss (gain) on sale of other real estate 1,797 — (63) 36 (875) Gain on sale of securities available for sale — — (13) (382) (275) (Gain) loss on sale and disposal of premises and equipment (323) 494 304 (370) 585 Recoveries on loans charged off prior to acquisition (473) (192) (381) (4,312) (2,101) Adjusted Noninterest Income (e) 52,124 53,612 66,308 79,679 65,863 Noninterest Expense - Reported (f) 451,544 358,889 313,606 306,134 321,864 Separation expense (2) — (11,046) — — (3,421) Litigation Settlement (102,500) — — — — Economic development employee incentive grant — 1,000 — — — OREO impairment (5,215) — — (784) (1,801) FDIC special assessment (8,329) — — — — Impairment of assets (955) (4,442) (124) (462) (1,173) COVID-19 expense (3) — — (614) (1,915) — Acquisition expense (4) (107) (300) (900) (17,294) (42,744) Adjusted Noninterest Expense (g) 334,438 344,101 311,968 285,679 272,725 Income Tax Expense - Reported (h) 9,117 250,785 57,483 51,173 53,528 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $43,201 $267,719 $224,750 $201,209 $192,736 Adjusted Net Income (5) (b) - (c) + (e) - (g) = (j) $135,942 $209,747 $225,893 $210,017 $219,582 Average shares for basic EPS (k) 41,268,134 41,710,829 43,070,452 43,116,965 43,245,418 Average shares for diluted EPS (l) 41,362,543 41,794,088 43,129,237 43,116,965 43,245,418 Reported Basic EPS (i) / (k) $1.05 $4.71 $5.22 $4.67 $4.46 Reported Diluted EPS (i) / (l) 1.04 4.70 5.21 4.67 4.46 Adjusted Basic EPS (j) / (k) 3.29 5.03 5.24 4.87 5.08 Adjusted Diluted EPS (j) / (l) 3.29 5.02 5.24 4.87 5.08 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,439 $12,491 $12,580 $12,671 $12,880 Reported Efficiency Ratio (f - m) / (a + d) 86.44% 56.82% 51.30% 48.79% 53.01% Adjusted Efficiency Ratio (g - m) / (b + e) 63.26 54.20 51.04 46.04 45.95 PROFITABILITY Total Average Assets (n) $18,555,748 $18,009,090 $18,558,168 $16,357,736 $14,555,315 Total Average Stockholders Common Equity (o) $2,361,267 $2,442,315 $2,536,658 $2,435,474 $2,267,103 Total Average Tangible Common Equity (6) (p) $1,311,000 $1,379,603 $1,461,400 $1,347,584 $1,164,915 Reported Return on Average Assets (i) / (n) 0.23% 1.09% 1.21% 1.23% 1.32% Reported Return on Average Common Equity (i) / (o) 1.83 8.04 8.86 8.26 8.50 Reported Return on Average Common Tangible Equity (i) / (p) 3.30 14.23 15.38 14.93 16.55 Adjusted Return on Average Assets (7) (j) / (n) 0.73 1.16 1.22 1.28 1.51 Adjusted Return on Average Common Equity (7) (j) / (o) 5.76 8.59 8.91 8.62 9.69 Adjusted Return on Tangible Common Equity (7) (j) / (p) 10.37 15.20 15.46 15.58 18.85 (4) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition and 2019 - 2020 also includes legal, accounting and advisory services, as well as data processing conversion costs and contract termination costs related to acquisition of other banks. (5) Assumes an adjusted effective tax rate of 20.2%, 20.3%, 20.4%, 20.5% and 21.0%, respectively. (6) Excludes average balance of goodwill and net other intangible assets and preferred stock. (7) Calculated using adjusted net income. (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of executive officers or certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines. (3) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Tangible Common Equity Total common stockholders equity $2,400,807 $2,402,593 $2,332,098 $2,353,042 $2,350,857 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (47,485) (50,560) (53,666) (56,777) (59,888) Tangible Common Equity $1,359,301 $1,358,012 $1,284,411 $1,302,244 $1,296,948 Tangible Assets Total Assets $18,871,452 $19,035,102 $18,519,872 $18,719,802 $18,798,354 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (47,485) (50,560) (53,666) (56,777) (59,888) Tangible Assets $17,829,946 $17,990,521 $17,472,185 $17,669,004 $17,744,445 Common shares outstanding 41,377,745 41,281,919 41,284,003 41,279,460 41,281,904 Tangible Common Equity To Tangible Assets 7.62% 7.55% 7.35% 7.37% 7.31% Book value per common share $58.02 $58.20 $56.49 $57.00 $56.95 Tangible book value per common share $32.85 $32.90 $31.11 $31.55 $31.42

32 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Tangible Common Equity Total common stockholders equity $2,402,593 $2,385,383 $2,576,650 $2,515,371 $2,339,773 $1,606,433 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) (721,797) Other intangible assets, net (50,560) (62,999) (75,490) (88,070) (100,741) (45,042) Tangible Common Equity $1,358,012 $1,328,363 $1,507,139 $1,433,280 $1,245,011 $839,594 Tangible Assets Total Assets $19,035,102 $18,258,414 $18,732,648 $17,753,476 $14,958,207 $9,849,965 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) (721,797) Other intangible assets, net (50,560) (62,999) (75,490) (88,070) (100,741) (45,042) Tangible Assets $17,990,521 $17,201,394 $17,663,137 $16,671,385 $13,863,445 $9,083,126 Common shares outstanding 41,281,919 41,190,677 42,756,234 43,137,104 42,950,228 30,600,582 Tangible Common Equity To Tangible Assets 7.55% 7.72% 8.53% 8.60% 8.98% 9.24% Book value per common share $58.20 $57.91 $60.26 $58.31 $54.48 $52.50 Tangible book value per common share $32.90 $32.25 $35.25 $33.23 $28.99 $27.44